UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 16, 2014

The Hartford Financial Services Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Hartford Plaza, Hartford, Connecticut		06155
_________________________________ (Address of principal executive offices)		___________ (Zip Code)
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Registrant’s telephone number, including area code:	860-547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 20, 2014, The Hartford Financial Services Group, Inc. (the "Company") filed with the Delaware Secretary of State a Restated Certificate of Incorporation that combined into one document the Company's prior Restated Certificate of Incorporation as amended and supplemented to date. The Restated Certificate of Incorporation only restates and integrates and does not further amend the provisions of the Certificate of Incorporation of the Company. The filing of the Restated Certificate of Incorporation was authorized by the Board of Directors of the Company on October 16, 2014, in accordance with Section 245 of the Delaware General Corporation Law. A copy of the Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit    Description

3.1	Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on October 20, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

October 20, 2014	By:	/s/ Donald C. Hunt

Name: Donald C. Hunt
Title: Vice President and Corporate Secretary